UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 14, 2015

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COVENANT TRANSPORTATION GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-24960	88-0320154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Birmingham Hwy., Chattanooga, TN	37419
(Address of principal executive offices)	(Zip Code)

(423) 821-1212
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Covenant Transportation Group, Inc. (the "Company") was held on Thursday, May 14, 2015.  Two proposals were voted upon at the Annual Meeting.  The proposals are described in detail in the Company’s proxy statement filed with the U.S. Securities and Exchange Commission on April 3, 2015.  The final results for the votes regarding each proposal are set forth below.

1.	The voting tabulation on the election of five (5) directors was as follows:

Nominee	For	Withheld	Broker Non-Votes
William T. Alt	9,932,137	7,524,109	2,079,454
Robert E. Bosworth	17,075,978	380,268	2,079,454
Bradley A. Moline	17,110,232	346,014	2,079,454
David R. Parker	16,940,333	515,913	2,079,454
Herbert J. Schmidt	17,137,662	318,584	2,079,454

2.	The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015, was ratified as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,412,197	107,941	15,562	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENANT TRANSPORTATION GROUP, INC.

Date: May 20, 2015	By:	/s/ Richard B. Cribbs
Richard B. Cribbs Senior Vice President and Chief Financial Officer